Securities, 424I - Securities, 424I: 1	Mar. 20, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 28,280,185
Aggregate Redeemed or Repurchased, FY	100,000
Aggregate Redeemed or Repurchased, Prior FY	(0)
Redemption Credits	(0)
Net Sales	$ 28,180,185
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,891.68